MASTRAPASQUA GROWTH FUND

                       Supplement Dated September 1, 2005
                       to Prospectus Dated October 1, 2004

The section entitled "Fee Table," appearing on page 7 of the Prospectus, is hereby deleted in its entirety and replaced as follows:


FEE TABLE

The following table describes the various fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER FEES (fees paid directly from your investment) The Fund has no shareholder fees.

ANNUAL FUND OPERATING EXPENSES (1) (expenses that are deducted from Fund assets)
     Management Fees                                        1.00%
     Distribution (12b-1) Fees                              None
     Other Expenses                                         1.37%
     TOTAL ANNUAL FUND OPERATING EXPENSES                   2.37%
     Fee Waiver and Expense Reimbursement (2)               0.72%
     Net Expenses                                           1.65%

(1) Based on amounts incurred during the Fund's fiscal year ended May 31, 2005, stated as a percentage of average daily net assets.

(2) Based on contractual fee waivers and expense reimbursements that may decrease after September 30, 2006. In addition to this contractual expense cap arrangement, effective September 1, 2005, the Adviser will voluntarily waive fees and/or reimburse the Fund's expenses, so that the Fund's Total Annual Fund Operating Expenses will not exceed 1.25%. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.